Exhibit 10.24
AMENDMENT NUMBER TWENTY-ONE
to the
MORTGAGE LOAN PARTICIPATION PURCHASE AND SALE AGREEMENT
dated as of March 25, 2011
between
BARCLAYS BANK PLC
and
NATIONSTAR MORTGAGE LLC
This AMENDMENT NUMBER TWENTY-ONE (this “Amendment”) is made as of this 18th day of December, 2020, by and between Barclays Bank PLC (“Purchaser” and “Agent”) and Nationstar Mortgage LLC (“Seller”), to that certain Mortgage Loan Participation Purchase and Sale Agreement, dated as of March 25, 2011 (as amended by that certain (i) Amendment and Waiver, dated as of February 17, 2012, (ii) Amendment Number One to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of February 29, 2012, (iii) Amendment Number Two to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of August 28, 2012, (iv) Amendment Number Three to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of December 24, 2012, (v) Amendment Number Four to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of July 18, 2013, (vi) Amendment Number Five to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of July 24, 2013, (vii) Amendment Number Six to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of September 20, 2013, (viii) Amendment Number Seven to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of August 21, 2014, (ix) Amendment Number Eight to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of October 20, 2014, (x) Amendment Number Nine to the Mortgage Loan Participation and Sale Agreement, dated as of October 19, 2015, (xi) Amendment Number Ten to the Mortgage Loan Participation and Sale Agreement, dated as of October 17, 2016, (xii) Amendment Number Eleven to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of October 31, 2016, (xiii) Amendment Number Twelve to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of October 30, 2017, (xiv) Amendment Number Thirteen Mortgage to the Loan Participation Purchase and Sale Agreement, dated as of March 22, 2018, (xv) Amendment Number Fourteen to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of October 24, 2018, (xvi) Amendment Number Fifteen to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of November 20, 2018 (xvii) Amendment Number Sixteen to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of January 28, 2019, (xviii) Amendment Number Seventeen to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of March 29, 2019 (xix) Amendment Number Eighteen to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of April 3, 2019, (xx) Amendment Number Nineteen to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of March 30, 2020, and (xxi) Amendment Number Twenty to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of September 11, 2020, each by and between Purchaser and Seller, and as further amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), by and between Purchaser and Seller.

WHEREAS, Purchaser, Agent and Seller have agreed to amend the Purchase Agreement as more particularly set forth herein.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:
SECTION 1.Amendment to Purchase Agreement. Effective as of the date hereof, the Purchase Agreement is hereby amended as follows:
Section 10 of the Purchase Agreement is hereby amended by deleting clause (m) in its entirety and replacing it with the following:

(m)     Seller shall comply with the following financial covenants:

(i)    As of the last day of any quarter, Seller’s Tangible Net Worth shall exceed $500,000,000;
(ii)    As of the last day of any quarter, Seller shall not permit the ratio its Total Net Indebtedness to Tangible Net Worth to be no greater than 9:1; and
(iii) As of the last business day of any calendar month, Seller shall not permit its Liquidity to be less than $125,000,000.

For the convenience of the parties to this Amendment, a conformed copy of the Purchase Agreement reflecting this Amendment is attached as Exhibit A.
SECTION 2.Fees and Expenses. Seller agrees to pay to Purchaser all fees and out of pocket expenses incurred by Purchaser and Agent in connection with this Amendment, including all reasonable fees and out of pocket costs and expenses of the legal counsel to Purchaser and Agent incurred in connection with this Amendment, in accordance with Section 21 of the Purchase Agreement.
SECTION 3.Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Purchase Agreement.
SECTION 4.Conditions to Effectiveness of this Amendment. This Amendment shall become effective on the day (the “Effective Date”) when Seller shall have paid or delivered, as applicable, to Purchaser all of the following fees, expenses, documents and instruments, each of which shall be in form and substance acceptable to Purchaser:
(a)    all accrued and unpaid fees and expenses owed to Purchaser in accordance with the Program Documents, in each case, in immediately available funds, and without deduction, set-off or counterclaim;
(b)    a copy of this Amendment duly executed by each of the parties hereto;

(c)    a copy of (i) the Amendment Number Sixteen to the Second Amended and Restated Master Repurchase Agreement, dated as of the date hereof (ii) the Amendment Number Ten to the Second Amended and Restated Master Repurchase Agreement Pricing Side Letter, dated as of the date hereof and (iii) the Amendment Number One to the Third Amended and Restated Pricing Side Letter to the Loan and Security Agreement, dated as of the date hereof; and
(d)     any other documents reasonably requested by Purchaser on or prior to the date hereof.
SECTION 5.Limited Effect. Except as amended hereby, the Purchase Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Purchase Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Purchase Agreement, any reference in any of such items to the Purchase Agreement being sufficient to refer to the Purchase Agreement as amended hereby.
SECTION 6.Representations. In order to induce Purchaser and Agent to execute and deliver this Amendment, Seller hereby represents to Purchaser and Agent that as of the date hereof, (i) Seller is in full compliance with all of the terms and conditions of the Program Documents and remains bound by the terms thereof, (ii) no default or event of default has occurred and is continuing under the Program Documents, and (iii) no Servicing Termination Event has occurred and is continuing under the Purchase Agreement.
SECTION 7.Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York, without regard to principles of conflict of laws (other than Sections 5-1401 and 51402 of the New York General Obligations Law which shall be applicable).
SECTION 8.Counterparts. For the purpose of facilitating the execution of this Amendment, and for other purposes, this Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. This Amendment shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code, in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm of otherwise verify the validity or authenticity thereof. The original documents shall be promptly delivered, if requested.

IN WITNESS WHEREOF, Purchaser, Agent and Seller have caused their names to be duly signed to this Amendment by their respective officers thereunto duly authorized, all as of the date first above written.
BARCLAYS BANK PLC,
as Purchaser and Agent
By: /s/ Xiao Huang
Name: Xiao Huang
Title: Authorized Signatory
NATIONSTAR MORTGAGE LLC,
as Seller
By: /s/ Pedro Alvarez
Name: Pedro Alvarez
Title: SVP Treasurer

EXHIBIT A